UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 18, 2017

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 18, 2017, the Company held its Annual Meeting of Shareholders. The matters voted on by shareholders and the voting results are as follows:

A. Election of directors. The nominee for the Company’s Board of Directors was elected as follows:

Name	For	Withheld	Abstain	Broker Non-Votes
James R. Zarley	55,732,337	1,018,046	—	9,022,639

B. Ratification of the audit committee’s selection of KPMG LLP as the Company’s independent auditors for the fiscal year 2017. The selection of KPMG LLP was ratified as follows:

For	Against	Abstain	Broker Non-Votes
65,425,786	247,215	100,011	—

C. Advisory Vote on Executive Compensation. The compensation of the named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
47,169,037	9,260,839	320,507	9,022,639

D. Advisory Vote on Frequency of Advisory Vote on Compensation. 1 year was chosen, on an advisory basis, as the preferred frequency that the Company would provide shareholders with an advisory vote on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
49,237,271	34,706	7,363,165	115,241	9,022,639

A majority of the votes cast by shareholders voted, on an advisory basis, to approve the recommendation of the Company’s Board of Directors to hold an advisory vote to approve executive compensation every year.  In line with this recommendation by our shareholders, the Company has determined that it will include an advisory shareholder vote on executive compensation in its proxy materials annually until the next required advisory vote on the frequency of shareholder votes on executive compensation.

E. Advisory Vote on the Issuance of a Sustainability Report. A majority of shareholders voted against the shareholder proposal, as follows:

For	Against	Abstain	Broker Non-Votes
15,970,415	40,020,417	759,551	9,022,639

ITEM 8.01.  OTHER EVENTS

On May 19, 2017, the Company announced its second quarter 2017 cash dividend. The public announcement was made by means of a news release, the text of which is set forth at Exhibit 99.1 hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 EXHIBITS

99.1                        Press Release dated May 19, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: May 19, 2017	By:	/s/ Scott M. Colosi
Scott M. Colosi
President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.

99.1	Press Release issued by the Company on May 19, 2017